UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

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  China Automotive Systems, Inc.

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CHINA AUTOMOTIVE SYSTEMS, INC.

Notice of Annual Meeting of Stockholders

To Be Held On June 26, 2008

The Annual Meeting of Stockholders of China Automotive Systems, Inc. (the “Company”) will be held on June 26, 2008 (Thursday) at 10 am local time at the Conference Room of HengLong USA Corporation – CAAS, 1166 E Big Beaver Rd, Troy, MI 48083, the United States of America, for the following purposes, as more fully described in the accompanying proxy statement:

1.  To approve the issuance of 1,853,542 shares of the Company’s outstanding shares as the remaining consideration to be paid in connection with the acquisition of 35.5% equity interest in Jingzhou Henglong Automotive Parts Co., Ltd. by Great Genesis Holdings Limited, a wholly-owned subsidiary of the Company.

2. To elect five directors to hold office until the 2009 Annual Meeting of Stockholders and until their successors are elected and qualified.

3.  To ratify the appointment of Schwartz Levitsky Feldman LLP as the Company’s independent auditors for the fiscal year ending December 31, 2008.

4.  To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only stockholders of record at the close of business on May 12, 2008 will be entitled to notice of, and to vote at, such meeting or any adjournments or postponements thereof.

BY ORDER OF THE BOARD OF DIRECTORS

Chen Hanlin
Chairman
Hubei, People's Republic of China
May 26, 2008

YOUR VOTE IS IMPORTANT!

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND MAIL PROMPTLY THE ACCOMPANYING PROXY CARD IN THE ENCLOSED RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THIS WILL ENSURE THE PRESENCE OF A QUORUM AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY SENT IN YOUR PROXY CARD.

B-1

CHINA AUTOMOTIVE SYSTEMS, INC.

No. 1 Henglong Road, Yu Qiao Development Zone
Shashi District, Jing Zhou City, Hubei Province
People's Republic of China
(86) 716-832 9196

PROXY STATEMENT

2008 ANNUAL MEETING OF STOCKHOLDERS

China Automotive Systems, Inc., the “Company”, is furnishing this proxy statement and the enclosed proxy in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on June 26, 2008, Thursday, at 10 am local time, at the Conference Room of HengLong USA Corporation - CAAS, 1166 E Big Beaver Rd, Troy, MI 48083, the United States of America, and at any adjournments thereof, the “Annual Meeting”. These materials will be mailed to stockholders on or about May 26, 2008.

Only holders of the Company’s common stock as of the close of business on May 12, 2008, the “Record Date”, are entitled to vote at the Annual Meeting. Stockholders who hold shares of the Company in “street name” may vote at the Annual Meeting only if they hold a valid proxy from their broker. As of the Record Date, there were 25,129,702 shares of common stock outstanding.

A majority of the outstanding shares of common stock entitled to vote at the Annual Meeting must be present in person or by proxy in order for there to be a quorum at the meeting. Stockholders of record who are present at the meeting in person or by proxy and who abstain from voting, including brokers holding customers’ shares of record who cause abstentions to be recorded at the meeting, will be included in the number of stockholders present at the meeting for purposes of determining whether a quorum is present.

Each stockholder of record is entitled to one vote at the Annual Meeting for each share of common stock held by such stockholder on the Record Date. Stockholders do not have cumulative voting rights. Stockholders may vote their shares by using the proxy card enclosed with this proxy statement. All proxy cards received by the Company, which are properly signed and have not been revoked will be voted in accordance with the instructions contained in the proxy cards. If a signed proxy card is received which does not specify a vote or an abstention, the shares represented by that proxy card will be voted for (i) the proposal to approve the issuance of 1,853,542 shares of the outstanding shares of the Company as the remaining consideration to be paid in connection with the acquisition of 35.5% equity interest in Jingzhou Henglong Automotive Parts Co., Ltd. by Great Genesis Holdings Limited, a wholly-owned subsidiary of the Company, for a total consideration of US$32,090,000, (ii) the nominees to the Board of Directors listed on the proxy card and in this proxy statement and (iii) the ratification of the appointment of Schwartz Levitsky Feldman LLP as the Company’s independent auditors for the fiscal year ending December 31, 2008. The Company is not aware, as of the date hereof, of any matters to be voted upon at the Annual Meeting other than those stated in this proxy statement and the accompanying Notice of Annual Meeting of Stockholders. If any other matters are properly brought before the Annual Meeting, the enclosed proxy card gives discretionary authority to the persons named as proxies to vote the shares represented by the proxy card in their discretion.

Under Delaware law and the Company’s Certificate of Incorporation and Bylaws, if a quorum exists at the meeting, the affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked “Withhold authority” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. For each other item, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked “Abstain” with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

For shares held in “street name” through a broker or other nominee, the broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if stockholders do not give their broker or nominee specific instructions, their shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum.

A stockholder of record may revoke a proxy at any time before it is voted at the Annual Meeting by (a) delivering a proxy revocation or another duly executed proxy bearing a later date to Mr. Li Jie, the Secretary of the Company, at No. 1 Henglong Road, Yu Qiao Development Zone, Shashi District, Jing Zhou City, Hubei Province, People's Republic of China, or (b) attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not revoke a proxy unless the stockholder actually votes in person at the meeting.

The proxy card accompanying this proxy statement is solicited by the Board of Directors of the Company. The Company will pay all of the costs of soliciting proxies. In addition to solicitation by mail, officers, directors and employees of the Company may solicit proxies personally, or by telephone, without receiving additional compensation. The Company, if requested, will also pay brokers, banks and other fiduciaries who hold shares of Common Stock for beneficial owners for their reasonable out-of-pocket expenses of forwarding these materials to stockholders.

BOARD OF DIRECTORS

       The name, age and year in which the term expires of each member of the Board of Directors of the Company is set forth below:

Name	Age	Position	Term Expires on the Annual Meeting held in the Year
Hanlin Chen	51	Chairman of the Board of Directors of the Company	2008
Qizhou Wu	44	Chief Executive Officer and Director	2008
Robert Tung	51	Director	2008
Dr. Haimian Cai	44	Director	2008
William E. Thomson	66	Director	2008

At the Annual Meeting, the stockholders will vote on the election of Hanlin Chen, Qizhou Wu, Robert Tung, Dr. Haimian Cai and William E. Thomson as directors to serve for a one-year term until the annual meeting of stockholders in 2009 and until their successors are elected and qualified. All directors will hold office until the annual meeting of stockholders at which their terms expire and the election and qualification of their successors.

NOMINEES AND CONTINUING DIRECTORS

The following individuals have been nominated for election to the Board of Directors or will continue to serve on the Board of Directors after the Annual Meeting:

Hanlin Chen has served as Chairman of the board and CEO since March 2003. Mr. Chen is a standing board member of Political Consulting Committee of Jingzhou City and vice president of Foreign Investors Association of Hubei Province. He was the general manager of Shashi Jiulong Power Steering Gears Co., Ltd. from 1993 to 1997. Since 1997, he has been the Chairman of the Board of Henglong Automotive Parts, Ltd. Mr. Chen graduated from Barrington University with an MBA degree. Mr. Hanlin Chen is the brother-in-law of the Company’s Senior Vice President, Mr. Andy Yiu Wong Tse.

Qizhou Wu has served as a Director and the Chief Operating Officer since March 2003.  He was the Managing Vice General Manager of Shashi Jiulong Power Steering Gears Co., Ltd. from 1993 to 1999 and GM of Henglong Automotive Parts, Ltd. from 1999 to 2002.  Mr. Wu graduated from Tsinghua University in Beijing with a Masters degree in Automobile Engineering.

Robert Tung has been a Director of the Company since September 2003 and a member of the Company’s Audit Committee, Compensation Committee and Nominating/Corporate Governance Committee.  Since 2001, Mr. Tung has been engaging in different ventures in China which include commodities trading, real estate development, assisting Chinese companies go public in North America, brokering Chinese companies to invest into overseas resources exploitation, etc. Mr. Tung is currently the President of Multi-Media Communications, Inc., and Executive Vice President of Super Microbial Sciences International, LLC.  Mr. Tung holds a M.S. in Chemical Engineering from the University of Virginia and B.S. degrees in Computer Science and Chemical Engineering from the University of Maryland and National Taiwan University, respectively.

Dr. Haimian Cai has been a Director since September 2003 and a member of the Company’s Audit Committee, Compensation Committee and Nominating/Corporate Governance Committee.  Dr. Cai is a technical specialist in the automotive industry from 2001 to 2003.  Prior to that, Dr. Cai was a staff engineer in ITT Automotive Inc.  Dr. Cai has written more than fifteen technical papers and co-authored a technical book regarding the power of metallurgy industry for automotive application.  Dr. Cai has more than ten patents including pending patents.  Dr. Cai holds a B.S. Degree in Automotive Engineering from Tsinghua University and a M.S. and Ph. D. in manufacturing engineering from Worcester Polytechnic Institute.

William E. Thomson, CA, has been a Director of the Company since September 2003 and is a member of the Company’s Audit, Compensation and Nominating Committees.  Mr. Thomson has been the president of Thomson Associates, Inc., a leading merchant banking and crisis management company, since 1978.  Mr. Thomson’s currently sits on the Board of the following public-listed companies: TSX - Open EC Technologies (Software), Score Media Inc. (formerly Headline Media Group Inc.) (Media) and Industrial Minerals Inc. (NASDAQ).

Other than as noted above, there are no family relationships among any of the Company’s directors or executive officers.

DIRECTOR NOMINATION

Criteria for Board Membership. In recommending candidates for appointment or re-election to the Board, the nominating/corporate governance committee, the “nominating/corporate governance committee”, considers the appropriate balance of experience, skills and characteristics required of the Board of Directors. It seeks to ensure that at least three directors are independent under the rules of the Nasdaq Stock Market, that members of the Company’s audit committee meet the financial literacy and sophistication requirements under the rules of the Nasdaq Stock Market, and at least one member of the Board qualifies as an “audit committee financial expert” under the rules of the Securities and Exchange Commission. Nominees for director are recommended on the basis of their depth and breadth of experience, integrity, ability to make independent analytical inquiries, understanding of the Company’s business environment, and willingness to devote adequate time to Board duties.

Stockholder Nominees. The nominating/corporate governance committee will consider written proposals from stockholders for nominees for director. Any such nominations should be submitted to the nominating/corporate governance committee c/o Mr. Li Jie, the Secretary of the Company, and should include the following information: (a) all information relating to such nominee that is required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934, including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (b) the names and addresses of the stockholders making the nomination and the number of shares of the Company’s common stock which are owned beneficially and of record by such stockholders; and (c) appropriate biographical information and a statement as to the qualification of the nominee, and should be submitted in the time frame described in the Bylaws of the Company and under the caption, “Stockholder Proposals for 2009 Annual Meeting” below.

Process for Identifying and Evaluating Nominees. The nominating/corporate governance committee believes the company is well-served by its current directors. In the ordinary course, absent special circumstances or a material change in the criteria for Board membership, the nominating/corporate governance committee will renominate incumbent directors who continue to be qualified for Board service and are willing to continue as directors. If an incumbent director is not standing for re-election, or if a vacancy on the Board occurs between annual stockholder meetings, the nominating/corporate governance committee will seek out potential candidates for Board appointment who meet the criteria for selection as a nominee and have the specific qualities or skills being sought. Director candidates will be selected based on input from members of the Board, senior management of the company and, if the nominating/corporate governance committee deems appropriate, a third-party search firm. The nominating/corporate governance committee will evaluate each candidate's qualifications and check relevant references; in addition, such candidates will be interviewed by at least one member of the nominating/corporate governance committee. Candidates meriting serious consideration will meet with all members of the Board. Based on this input, the nominating/corporate governance committee will evaluate which of the prospective candidates is qualified to serve as a director and whether the committee should recommend to the Board that this candidate be appointed to fill a current vacancy on the Board, or presented for the approval of the stockholders, as appropriate.

The Company has never received a proposal from a stockholder to nominate a director. Although the nominating/corporate governance committee has not adopted a formal policy with respect to stockholder nominees, the committee expects that the evaluation process for a stockholder nominee would be similar to the process outlined above.

Board Nominees for the 2008 Annual Meeting. Each of the nominees listed in this proxy statement are current directors standing for re-election.

DIRECTOR COMPENSATION

Effective July 1, 2006, independent Directors receive a director fee from the Company for their services as members of the Board of Directors and any committee of the Board of Directors in the amount of $8,000 per quarter. They are reimbursed for certain expenses in connection with attending Board and committee meetings.

The Company has also granted, and expects to continue to grant, non-employee directors options to purchase shares of the Company’s common stock. The stockholders of the Company have approved certain director grants at the Annual Meeting of Stockholders in 2005, which grants were included in the 2004 stock option plan.

On June 28, 2005, the Company issued additional options to purchase 7,500 shares of common stock to each of its three independent directors.  Such stock options were vested immediately upon grant and are exercisable at $6.83 per share over a period of five years.  The exercise price represented the fair market value based on the grant date of the stock options.

On July 6, 2006, the Company issued additional options to purchase 7,500 shares of common stock to each of its three independent directors.  Such stock options were vested immediately upon grant and are exercisable at $7.94 per share over a period of five years.  The exercise price represented the fair market value based on the grant date of the stock options.

On September 5, 2007, the Company issued additional options to purchase 7,500 shares of common stock to each of its three independent directors.  Such stock options were vested immediately upon grant and are exercisable at $7.01 per share over a period of four years.  The exercise price represented the fair market value based on the grant date of the stock options.

Based on the number of the board of directors’ service years, workload and performance, we decide on their pay. The management believes that the pay for the members of the board of directors was appropriate as of December 31, 2007. The compensation that directors received for serving on the Board of Directors for fiscal year 2007 was as follows:

Name	Fees earned or paid in cash ($)	Option awards ($)	Total ($)
Haimian Cai	34,000	51,225	85,225
William E. Thomson	35,500	51,225	86,725
Robert Tung	34,000	51,225	85,225

In accordance with SFAS No. 123R, the cost of the above mentioned stock options and warrants issued to directors was measured on the grant date based on their fair value. The fair value is determined using the Black-Scholes option pricing model.

BOARD MEETINGS AND COMMITTEES

The Company’s Board of Directors met four (4) times during fiscal 2007. The audit committee met four (4) times, the compensation committee met two (2) times and the nominating/corporate governance committee met two (2) times during fiscal 2007. Each member of the Board attended 75% or more of the aggregate of (i) the total number of Board meetings held during the period of such member’s service and (ii) the total number of meetings of Committees on which such member served, during the period of such member’s service.

The Board has determined that the following directors are “independent” under current Nasdaq rules: Robert Tung, Dr. Haimian Cai and William E. Thomson.

The Board of Directors has standing audit, compensation and nominating/corporate governance committees.

The Company’s Audit Committee Charter, Nominating Committee Charter and Compensation Committee Charter are available on the Company’s website at www. caasauto.com/caas

Audit Committee. The audit committee currently consists of William E. Thomson (chairman), Robert Tung and Dr. Haimian Cai. The Board has determined that all members of the audit committee are independent directors under the rules of the Nasdaq Stock Market and each of them is able to read and understand fundamental financial statements. The Board has determined that William E. Thomson qualifies as an “audit committee financial expert” as defined by the rules of the Securities and Exchange Commission. The purpose of the audit committee is to oversee the accounting and financial reporting processes of the Company and audits of its financial statements. The responsibilities of the audit committee include appointing and providing the compensation of the independent accountants to conduct the annual audit of our accounts, reviewing the scope and results of the independent audits, reviewing and evaluating internal accounting policies, and approving all professional services to be provided to the Company by its independent accountants. The audit committee operates under a written charter that was included as Appendix C with the Company’s definitive proxy statement filed with the SEC on June 18, 2005.

Compensation Committee. The compensation committee currently consists of Dr. Haimian Cai (chairman),  William E. Thomson and Robert Tung. The Board has determined that all members of the compensation committee are independent directors under the rules of the Nasdaq Stock Market. The compensation committee administers the Company’s benefit plans, reviews and administers all compensation arrangements for executive officers, and establishes and reviews general policies relating to the compensation and benefits of our officers and employees.

Nominating/corporate governance Committee. The nominating/corporate governance committee currently consists of Robert Tung (chairman), William E. Thomson, and Dr. Haimian Cai, each of whom the Board has determined is an independent director under the rules of the Nasdaq Stock Market. The nominating/corporate governance committee’s responsibilities include recommending to the Board of Directors nominees for possible election to the Board of Directors and providing oversight with respect to corporate governance. The nominating/corporate governance committee operates under a written charter that was included as Appendix B with the Company’s definitive proxy statement filed with the SEC on June 18, 2005.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

For the twelve months ended December 31, 2007, none of our executive officers had a relationship that would constitute an interlocking relationship with executive officers or directors of another entity or insider participation in compensation decisions.

COMMUNICATIONS WITH DIRECTORS

Stockholders interested in communicating directly with our Directors may send an e-mail to the Company’s independent director William Thomson at Bill.Thomson@chl.com.cn. Mr. Thomson will review all such correspondence and will regularly forward to the Board of Directors copies of all such correspondence that deals with the functions of the Board or committees thereof or that he otherwise determines requires their attention. Directors may at any time review all of the correspondence received that is addressed to members of the Board of Directors and request copies of such correspondence. Concerns relating to accounting, internal controls or auditing matters will immediately be brought to the attention of the Audit Committee and handled in accordance with procedures established by the Audit Committee with respect to such matters.

The Company has a policy of encouraging all directors to attend the annual stockholder meetings. This will be the fourth Annual Meeting since the Company's current management took over the Company in March, 2003. Last year Five (5) directors attended the Annual Meeting.

CODE OF CONDUCT AND ETHICS

The Company has adopted a code of conduct and ethics that applies to all directors, officers and employees, including its principal executive officer, principal financial officer and controller. This code of conduct and ethics was filed as Exhibit 99.1 to the Company’s Annual Report on Form 10-KSB/A for the fiscal year ended December 31, 2003 filed with the Securities and Exchange Commission.

SECURITY OWNERSHIP OF DIRECTORS AND
OFFICERS AND CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information known to the Company with respect to the beneficial ownership of the Company's Common Stock as of May 12, 2008 by (i) each person who is known by the Company to own beneficially more than 5% of the Company's Common Stock, (ii) each of the Company's directors and executive officers, and (iii) all executive officers and directors as a group. The table also shows the number of shares that would be beneficially owned, and the percentage ownership, if the stockholders approve the issuance of 1,853,542 shares for the acquisition of Jingzhou Henglong Automotive Parts Co., Ltd., as discussed in Proposal 1. Except as otherwise listed below, the address of each person is c/o China Automotive Systems, Inc., No. 1 Henglong Road, Yu Qiao Development Zone, Shashi District, Jing Zhou City, Hubei Province, the People's Republic of China. Percentage ownership is based upon 25,129,702 shares outstanding as of May 12, 2008.

Name, Title	Number of Shares Beneficially Owned (1)		Percentage Ownership (1)		Number of Shares Beneficially Owned if the Stockholders approved Proposal 1		Percentage Ownership if the Stockholders approved Proposal 1
Hanlin Chen, Chairman of the Board of Directors of the Company	16,461,972	(2)	65.51	%(2)	18,315,514	(2)(4)	67.88	%(2)(4)

Liping Xie	16,461,972	(2)	65.51	%(2)	18,315,514	(2)(4)	67.88	%(2)(4)

Qizhou Wu, Chief Operating Officer, Director	2,115,996		8.42%		2,115,996		7.84%

Tse Yiu Wong Andy, Senior Vice President, Director	899,426		3.58%		899,426		3.33%

Other executive officers	885,780		3.52%		885,780		3.28%

Robert Tung, Director	30,000	(3)	0.12%		30,000	(3)	0.11%

Dr. Haimian Cai, Director	30,000	(3)	0.12%		30,000	(3)	0.11%

William E. Thomson, Director	22,500	(3)	0.09%		22,500	(3)	0.08%

All current Executive Officers as a Group	19,193,174		76.38%		19,193,174		71.13%

All current Directors who are not Executive Officers as a Group	82,500	(3)	0.33%		82,500	(3)	0.3%

(1) The number of shares beneficially owned by a person includes Common Stock subject to options held by that person that were currently exercisable at, or exercisable within 60 days of the date of this proxy statement. The Common Stock issuable under those options are treated as if they were outstanding for purposes of computing the percentage ownership of the person holding these options but are not treated as if they were outstanding for the purposes of computing the percentage ownership of any other person.

(2) Ms. Liping Xie is the wife of Mr. Hanlin Chen and husband and wife are each considered beneficial owners of the shares. Ms. Liping Xie is the sister of Mr. Andy Yiu Wong Tse. Including 1,170,000 shares issued by the Company to Wiselink Holdings Limited (“Wiselink”), a company controlled by Mr. Hanlin Chen, as part of the shares to be issued under an equity transfer agreement by and among Wiselink, Great Genesis Holdings Limited, (“Great Genesis”), a wholly-owned subsidiary of the Company and other parties, pursuant to which Wiselink agreed to transfer and assign to Great Genesis a 35.5% equity interest in Jingzhou Henglong Automotive Parts Co. Ltd.

(3) Including 22,500 shares overlying each non-executive director’s exercisable options; all current directors who are not executive officers have 82,500 shares as a Group.

(4) Including 1,853,542 shares to be issued by the Company to Wiselink if the stockholders approve Proposal 1.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS*

China Automotive Systems, Inc. (NASDAQ:CAAS)
	↓100%				↓100%
	Great Genesis Holdings Limited				Henglong USA Corporation
↓
↓80%	↓81%	↓70%	↓51%	↓75.9%	↓77.33%	↓85%	↓100.00%
Jingzhou Henglong Automotive Parts Co., Ltd.	Shashi Jiulong Power Steering Gears Co., Ltd.	Shenyang Jinbei Henglong Automotive Steering System Co., Ltd.	Zhejiang Henglong & Vie Pump- Manu Co., Ltd.	Universal Sensor Application, Inc.	Wuhu Henglong Automotive Steering System Co., Ltd.	Wuhan Jielong Electric Power Steering Co., Ltd	Jingzhou Hengsheng Automotive System Co., Ltd,

(“Jingzhou Henglong”)	(“Jiulong”)	(“Shenyang”)	("Zhejiang")	(“USAI”)	(“Wuhu”)	(“Jielong”)	(“Hengsheng”)

*Except for USAI, in which the remaining shares are held by a related party—Shanghai Hongxi Investment Co. Ltd., all other subsidiaries’ minority shareholders are independent.

The following related parties are related through common ownership with the major stockholders of the Company:

Jingzhou Henglong Fulida Textile Co., Ltd. (“Jingzhou”)
Xiamen Joylon Co., Ltd. (“Xiamen Joylon”)
Shanghai Tianxiang Automotive Parts Co., Ltd. (“Shanghai Tianxiang”)
Shanghai Fenglong Materials Co., Ltd. (“Shanghai Fenglong”)
Changchun Hualong Automotive Technology Co., Ltd. (“Changchun Hualong”)
Jiangling Tongchuang Machining Co., Ltd. (“Jiangling Tongchuang”)
Beijing Hualong Century Digital S&T Development Co., Ltd. (“Beijing Hualong”)
Jingzhou Jiulong Material Co., Ltd. (“Jiulong Material”)
Shanghai Hongxi Investment Inc. ( “Hongxi”)
Hubei Wiselink Equipment Manufacturing Co., Ltd. (“Hubei Wiselink”)
Jingzhou Tongyi Special Parts Co., Ltd. (“Jingzhou Tongyi”)
Jingzhou Derun Agricultural S&T Development Co., Ltd. (“Jingzhou Derun”)
Jingzhou Tongying Alloys Materials Co., Ltd. (“Jingzhou Tongying”)
WuHan Dida Information S&T Development Co., Ltd. (“WuHan Dida”)
Hubei Wanlong Investment Co., Ltd. (“Hubei Wanlong”).

Related Party Transactions

The Company’s related party transactions include product sales, material purchases and purchases of equipment and technology. These transactions were consummated under similar terms as those with the Company's customers and suppliers. On some occasions, the Company’s related party transactions also include purchase/sale of capital stock of the joint ventures and sale of property, plant and equipment.

In addition, the Company engaged in the acquisition of 35.5% equity interest in Jingzhou Henglong Automotive Parts Co., Ltd. by Great Genesis Holdings Limited, a wholly-owned subsidiary of the Company, as more particularly described under “Proposal 1” on page C-14 hereto.

Related sales and purchases: During the years ended December 31, 2007 and 2006, the joint-ventures entered into related party transactions with companies with common directors as shown below:

Merchandise Sold to Related Parties

	Years ended December 31,
	2007	2006
Xiamen Joylon	$5,020,465	$2,813,113
Shanghai Fenglong	452,044	465,331
Total	$5,472,509	$3,278,444

Materials Purchased from Related Parties

	Years ended December 31,
	2007	2006
Xiamen Joylon	$2,157	$2,909
Shanghai Fenglong	144,333	270,597
Jiangling Tongchuang	4,032,771	2,333,399
Jingzhou Tongyi	225,451	148,644
Jingzhou Tongying	953,796	94,734
Hubei Wiselink	114,087	—
Total	$5,472,595	$2,850,283

Technology Purchased from Related Parties

	Years ended December 31,
	2007	2006
Changchun Hualong	$479,452	$193,719

Equipment Purchased from Related Parties

	Years ended December 31,
	2007	2006
Hubei Wiselink	$1,015,493	$858,115

Related receivables, advance payments and account payable: As at December 31, 2007 and 2006, accounts receivables, advance payments and account payable between the Company and related parties are as shown below:
Due from Related Parties
	December 31,
	2007	2006
Xiamen Joylon	$1,704,571	$1,521,413
Shanghai Fenglong	164,909	249,520
Total	$1,869,480	$1,770,933

Other Receivables from Related Parties

	December 31,
	2007	2006
Jiangling Tongchuang	$3,288	$3,077
Jingzhou Derun	22,472	—
WuHan Dida	93,925	83,959
Jiulong Material	519,141	534,503
Changchun Hualong	—	50,000
Others	—	66,971
Total	$638,826	$738,510

Other receivables from related parties are primarily unsecured demand loans, with no stated interest rate or due date.

On December 31, 2007 and 2006, with the exception of the receivable from the investee of Jiulong Jiulong Material of $519,141 and $534,503, which were fully recorded in the allowance for doubtful accounts, the Company believes that all other receivables are collectible, as the related parties are in good financial condition and are paying their payables to Company pursuant to the terms of their respective contracts.

Due to Related Parties

	December 31,
	2007	2006
Xiamen Joylon	$3,007	$3,021
Shanghai Tianxiang	570,806	534,216
Shanghai Fenglong	1,007	79,417
Jiangling Tongchuang	287,292	18,284
Hubei Wiselink	146,658	3,111
Jingzhou Tongyi	33,859	2,356
Jingzhou Tongying	92,188	—
Total	$1,134,817	$640,405

Advanced Equipment Payment to Related Parties

	December 31,
	2007	2006
Hubei Wiselink	$1,560,378	$488,873

Advanced Expenses and Others to Related Parties

	December 31,
	2007	2006
Changchun Hualong	$—	$128,205
Jingzhou Tongyi	54,799	111,620
Jingzhou Tongying	524	247,508
Total	$55,323	$487,333

SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers and directors and persons who own more than 10% of a registered class of the Company’s equity securities to file with the Securities and Exchange Commission initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of common stock and other of the Company’s equity securities, on Forms 3, 4 and 5 respectively. Executive officers, directors and greater than 10% stockholders are required by Commission regulations to furnish the Company with copies of all Section 16(a) reports they file. To the best of the Company’s knowledge, based solely upon a review of the Form 3, 4 and 5 filed, no officer, director or 10% beneficial stockholder failed to file on a timely basis any reports required by Section 16(a).

EXECUTIVE COMPENSATION

Name and principal position	Year	Salary ($)	Total ($)
Hanlin Chen	2007	116,667	116,667
(Chairman)	2006	100,000	100,000
Qizhou Wu	2007	86,667	86,667
(CEO)	2006	80,000	80,000
Jie Li	2007	35,000	35,000
(CFO)	2006	15,000	15,000

Outstanding Equity Awards at Fiscal year-End:
Not Applicable.

REPORT OF THE AUDIT COMMITTEE

Under the guidance of a written charter adopted by the Board of Directors, the purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and audits of its financial statements. The responsibilities of the Audit Committee include appointing and providing for the compensation of the independent accountants. Each of the members of the Audit Committee meets the independence requirements of Nasdaq.

Management has primary responsibility for the system of internal controls and the financial reporting process. The independent accountants have the responsibility to express an opinion on the financial statements based on an audit conducted in accordance with generally accepted auditing standards.

In this context and in connection with the audited financial statements contained in the Company’s Annual Report on Form 10-K for 2007, the Audit Committee:

•	reviewed and discussed the audited financial statements as of and for the fiscal year ended December 31, 2007 with the Company’s management and the independent accountants;

•
discussed with Schwartz Levitsky Feldman LLP, the Company’s independent auditors, the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees, as amended by Statement of Auditing Standards No. 90, Audit Committee Communications;

•
reviewed the written disclosures and the letter from Schwartz Levitsky Feldman LLP required by the Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, discussed with the auditors their independence, and concluded that the non-audit services performed by Schwartz Levitsky Feldman LLP are compatible with maintaining their independence;

•
based on the foregoing reviews and discussions, recommended to the Board of Directors that the audited financial statements be included in the Company’s 2007 Annual Report on Form 10-K for the fiscal year ended December 31, 2007 filed with the Securities and Exchange Commission; and

•	instructed the independent auditors that the Audit Committee expects to be advised if there are any subjects that require special attention.

AUDIT COMMITTEE

William E. Thomson (chairman), Robert Tung and Dr. Haimian Cai.

Audit Committee’s Pre-Approval Policy

During fiscal years ended December 31, 2005, 2006 and 2007, the Audit Committee of the Board of Directors adopted policies and procedures for the pre-approval of all audit and non-audit services to be provided by the Company’s independent auditor and for the prohibition of certain services from being provided by the independent auditor. The Company may not engage the Company’s independent auditor to render any audit or non-audit service unless the service is approved in advance by the Audit Committee or the engagement to render the service is entered into pursuant to the Audit Committee’s pre-approval policies and procedures. On an annual basis, the Audit Committee may pre-approve services that are expected to be provided to the Company by the independent auditor during the fiscal year. At the time such pre-approval is granted, the Audit Committee specifies the pre-approved services and establishes a monetary limit with respect to each particular pre-approved service, which limit may not be exceeded without obtaining further pre-approval under the policy. For any pre-approval, the Audit Committee considers whether such services are consistent with the rules of the Securities and Exchange Commission on auditor independence.

Principal Accountant Fees and Services

The Audit Committee has appointed Schwartz Levitsky Feldman LLP as the Company’s independent auditors for the fiscal year ending December 31, 2007.

The following table shows the fees paid or accrued by the Company for the audit and other services provided by Schwartz Levitsky Feldman LLP for fiscal 2007 and 2006.

	2007	2006

Audit Fees	$280,000	$244,500
Audit-Related Fees(1)	-	19,715
Tax Fees(2)	8,000	7,000
All other Fees	—	—

Total	$288,000	$271,215

(1) Includes accounting and reporting consultations related to acquisitions and internal control procedures.

(2) Includes fees for service related to tax compliance services, preparation and filing of tax returns and tax consulting services.

PROPOSAL 1

APPROVAL FOR THE ISSUANCE OF 1,853,542 SHARES OF THE OUTSTANDING SHARES OF THE COMPANY AS THE REMAINING CONSIDERATION TO BE PAID IN CONNECTION WITH THE ACQUISITION OF 35.5% EQUITY INTEREST IN JINGZHOU HENGLONG BY GREAT GENESIS, A WHOLLY-OWNED SUBSIDIARY OF THE COMPANY

Summary of the Acquisition

On March 31, 2008, Wiselink Holdings Limited (“Wiselink”), Great Genesis Holdings Limited, (“Great Genesis”), a wholly-owned subsidiary of the Company and other parties entered into an equity transfer transaction, (the “Acquisition”), documented by an Equity Transfer Agreement ( the “Agreement”), pursuant to which Wiselink agreed to transfer and assign a 35.5% equity interest in Jingzhou Henglong Automotive Parts Co. Ltd., (“Jingzhou Henglong”) to Great Genesis for a total consideration of US$32,090,000 (the “Consideration”).

Prior to the Acquisition, the Company owned a 44.5% interest in Jingzhou Henglong. With the completion of the Acquisition, the Company increased its ownership in Jingzhou Henglong to 80%.

Under the terms of the Agreement, the Consideration is to be paid as follows: US$10,000,000 cash was paid by Great Genesis to Wiselink on April 30, 2008, and the balance of the purchase price (US$22,090,000) is to be paid (assuming stockholder approval of the full stock issuance as noted below) by issuance of 3,023,542 shares of common stock of the Company, valued at US$7.3060 per share determined as of January 22, 2008, in its capacity as the 100% parent company of Great Genesis.

The issuance of 1,170,000 shares of the 3,023,542 shares took place on April 22, 2008. The balance of the shares will be issued upon stockholder approval of the issuance as contemplated by the Agreement and the rules of the NASDAQ Stock Market. In the event that stockholder approval is not obtained the Company will pay the balance of the purchase price by issuance of a promissory note, as discussed below.

On April 3, 2008, the Acquisition was approved by the local Ministry of Commerce of the People’s Republic of China in Jingzhou, Hubei Province, China and the registration of change of stockholders was filed with the local Administration of Industries and Commerce.

The Agreement was entered following approval by the independent directors of the Company, who had been appointed by its board to consider the Acquisition. The independent directors approved the Acquisition and the Consideration after consideration, among other things, of a valuation report of Shanghai Lixin Appraisal Ltd., “Shanghai Lixin”, and the further financial analysis of the agreement performed by the Canadian Imperial Bank of Commerce World Markets, “CIBC”, and the Balloch Group.

Shanghai Lixin, CIBC and the Balloch Group are independent consultants retained in connection with the Acquisition. They were selected by the three independent directors after due consideration and three rounds of interview.

Shanghai Lixin undertook an independent valuation on Jingzhou Henglong.

CIBC and the Balloch Group were retained by the independent directors to conduct a review of the Acquisition and to prepare a market report in respect of the same. The following areas were covered in the market report: (i) valuation of Jingzhou Henglong in the context of the Acquisition; (ii) effect of the Acquisition on the Company’s financial results; (iii) issues related to the impact on the Company’s cash flow after the Acquisition; and (iv) issues related to the performance of the Company’s shares after the Acquisition.

The purchase price of US$32,090,000 for an additional 35.5% equity interest in Jingzhou Henglong was first negotiated by the management and a company controlled by the majority stockholder of the Company on November 16, 2007. Thereafter, the independent directors of the Company set up a general rule for determining the purchase price, that is, the final purchase price should be the lower of the purchase price as initially negotiated or the fair market price as determined by the independent consultant, Shanghai Lixin. On January 21, 2008, Shanghai Lixin issued a valuation report concluding the value of Jingzhou Henglong as at the valuation date, December 31, 2007, was RMB 887 million. In the circumstances, the fair market value of an additional 35.5% equity interest of Jingzhou Henglong was RMB 315 million, equivalent to approximately US$43 million. Since the fair market value is higher than the first negotiated purchase price, US$32,090,000 was determined as the final purchase price of the Acquisition.

Prior to the Acquisition, there was no material relationship existed between Shanghai Lixin, CIBC, the Balloch Group and the Company.

We are not seeking stockholder approval of the Acquisition, but rather, we are seeking stockholder approval of the issuance of 1,853,542 shares of the Company’s outstanding shares as the remaining Consideration to be paid in connection with the Acquisition. If Proposal 1 is not approved by the stockholders within one year from the execution of the Agreement, Great Genesis will issue Wiselink a subordinated non-interest bearing promissory note payable in three years in a principal amount based on 1,853,542 shares multiplied by the volume weighted average price per share of the Company’s common share calculated with respect to the twenty (20) days prior to the one year anniversary of the Agreement, but in no event greater than US$13,541,978. Accordingly, the Board represents a vote in favor of Proposal 1.

Why we are seeking stockholder approval

We are submitting this Proposal for stockholder approval pursuant to Rule 4350 of the Nasdaq Marketplace Rules (“Nasdaq Rule 4350”), which contains the qualitative listing requirements applicable to Nasdaq Capital Market issuers, such as the Company. Among other items, Nasdaq Rule 4350 requires stockholder approval prior to the issuance of securities in connection with the acquisition of the stock or assets of another company if any director, officer or substantial stockholder of the issuer has a 5% or greater interest (or such persons collectively have a 10% or greater interest), directly or indirectly, in the company or assets to be acquired or in the consideration to be paid in the transaction or series of related transactions and the present or potential issuance of common stock, or securities convertible into or exercisable for common stock, could result in an increase in outstanding common shares or voting power of 5% or more. The Acquisition requires stockholder approval under this rule because Mr. Hanlin Chen, a director of the company, is the majority owners of Wiselink, and Mr. Qizhou Wu, also a director of the Company, is a minority stockholder of Wiselink.

Applying this requirement to the Acquisition, we are seeking stockholder approval of the issuance of 1,853,542 shares of the Company’s outstanding shares as the remaining Consideration to be paid in connection with the Acquisition.

The Board of Directors has considered that the Acquisition was in the Company’s best interest and in the best interest of the stockholders because after the Acquisition, the Company increased its ownership in Jingzhou Henglong to 80%. If the Company cannot issue the remaining 1,853,542 shares as the remaining Consideration to be paid within one year from the execution of the Agreement, under the Agreement, Great Genesis will issue Wiselink a subordinated non-interest bearing promissory note payable in three years in a principal amount based on 1,853,542 shares multiplied by the volume weighted average price per share of the Company’s common share calculated with respect to the twenty (20) days prior to the one year anniversary of the Agreement, but in no event greater than US$13,541,978.

Description of Jingzhou Henglong

Jingzhou Henglong was incorporated in 1997 in Jingzhou, Hubei, China as a privately held corporation. Jingzhou Henglong is engaged in the production of integral power steering gear and rack and pinion power steering gear for light and heavy-duty vehicles and cars. Jingzhou Henglong owns a Hubei Provincial-Level Technical Center, which is approved by the Hubei Economic Commission. The center has a staff of 134, including 13 senior engineers, 2 foreign experts and 100 engineers, primarily focused on steering system R&D, tests, production process improvement and new material and production methodology application.

Material Features of the Acquisition

General

Under the terms of the Agreement, the Consideration is paid as follows: US$10,000,000 cash was paid by Great Genesis to Wiselink on April 30, 2008, and the balance of the purchase price (US$22,090,000) was paid by issuance of 3,023,542 shares of common stock of the Company, valued at US$7.3060 per share determined as of January 22, 2008, in its capacity as the 100% parent company of Great Genesis. Of these shares, 1,170,000 shares, equivalent to about 4.9% of the Company’s outstanding shares, were issued to Wiselink on April 22, 2008, and the remaining 1,853,542 shares of the Company will be issued after obtaining stockholder’s approval as required by the Nasdaq rules.

Representations and Warranties

In the Agreement, Wiselink and its affiliated company, which are parties to the Agreement, make representations and warranties to Great Genesis that the equity interest transferred under the Agreement is (i) legally and validly owned by Wiselink, (ii) free from and clear of any pledge or other encumbrance, and (iii) no third party enjoys any rights and claims thereto.

In the Agreement, Great Genesis covenants with Wiselink that it would pay the Consideration as stipulated in the Agreement.

Reasons for engaging in the Acquisition

The Board of Directors considered that the Acquisition was in the Company’s best interest and in the best interest of the stockholders because after the Acquisition, the Company increased its ownership in Jingzhou Henglong to 80%. The Acquisition is a milestone in helping the Company achieve its near-term strategic goals of improving earnings, net margin and stockholders’ value. Further, the value of Jingzhou Henglong's 35.5% earnings acquired would have resulted in increasing the Company’s 2007 diluted earnings per share from US$0.37 to US$0.50.

Material Differences in the rights of stockholders

The Acquisition did not change the rights of the existing stockholders of the Company; however, the Acquisition did dilute stockholders’ equity interest because of the increase in the number of shares of common stock outstanding. As of May 12, 2008, 25,129,702 shares of common stock were issued and outstanding, and 5,495,209* shares of common stock were subject to issuance upon the exercise of outstanding warrants and vested and unvested stock options and conversion of outstanding convertible notes. 1,170,000 new shares, equivalent to about 4.9% of the Company’s outstanding shares, were issued to Wiselink on April 22, 2008. If Proposal 1 is not approved by the stockholders, Great Genesis will issue Wiselink a subordinated non-interest bearing promissory note payable in three years in a principal amount based on 1,853,542 shares multiplied by the volume weighted average price per share of the Company’s common share calculated with respect to the twenty (20) days prior to the one year anniversary of the Agreement, but in no event greater than US$13,541,978.

*= 5,271,459 (Lehman Brothers Commercial Corporation Asia Limited and YA Global Investments, L.P.’s convertible bonds and warrants) + 156,250 (Cornell Capital Partners, L.P.’s warrants) + 67,500 (independent directors’ options)

Reason for the recommendation of the Board of Directors

The Board of Directors recommends a vote in favor of Proposal 1 in order to give the Company the flexibility to pay the balance of the Consideration for the Acquisition in the manner which is in the best interests of the Company. Historically, the Company’s share price has been extremely volatile. Development of commercial products requires significant cash resources. If the stockholders approve Proposal 1, the Board of Directors will therefore be able to pay the balance of the Consideration for the Acquisition in the form of common stock.

If Proposal 1 is not approved by the stockholders, the Company would be required to pay the balance of the Consideration in the form of a subordinated non-interest bearing promissory note. In that event, the stockholders would therefore not be subject to additional dilution as a result of the stock issuance. However, the Board of Directors does not believe that payment of the remaining Consideration in the form of a non-interest bearing promissory note would be in the best interests of the Company and its stockholders. Accordingly, the Board represents a vote in favor of Proposal 1.

Financial information

The Company has, for every period in which Jingzhou Henglong financial statements would otherwise be required to be presented, consolidated such statements in the Company’s own financial statements. Consequently, reference is made to the audited consolidated financial statements of the Company or the years ended December 31, 2006 and December 31, 2007, filed with the Company’s annual report on Form 10-K filed March 25, 2008 and to the Company’s unaudited consolidated financial statements for the three month period ended March 31, 2008 filed with the Company’s Quarterly Report on Form 10-Q filed May 14, 2008.

The financial statements of the Company are incorporated by reference from the Company’s annual report on Form 10-K, which is being mailed to all stockholders in connection with the annual meeting. The pro forma financial information required by Item 9.01 of Form 8-K are incorporated by reference from Current Report on Form 8-K/A filed with the Securities and Exchange Commission, the “SEC”, by the Company on May 8, 2008. The Form 8-K/A is attached to this proxy statement as Exhibit A and is incorporated by reference herein.

Description of common stock

CURRENT CAPITAL STRUCTURE

As of May 12, 2008, the Company had 80,000,000 Shares of Common Stock with a par value of $0.0001, authorized, with 25,129,702 shares outstanding and 20,000,000 Shares of Preferred Stock with a par value of $0.0001, authorized, with zero Shares outstanding.

COMMON STOCK

The holders of Common Stock are entitled to one vote for each share held of record on all matters to be voted on by the stockholders. There is no cumulative voting with respect to the election of directors, with the result that the holders of more than 50 percent of the Shares voted for the election of directors can elect all of the directors. The holders of Common Stock are entitled to receive dividends when, as and if declared by the board of directors out of funds legally available therefor. In the event of liquidation, dissolution, or winding up of the Company, the holders of Common Stock are entitled to share ratably in all assets remaining available for distribution to them after payment of liabilities and after provision has been made for each class of stock, if any, having preference over the commons stock. All of the outstanding Shares of Common Stock are fully paid and non-assessable.

PREFERRED STOCK

The Company has 20,000,000 Shares of Preferred Stock, par value $0.0001, authorized with zero Shares outstanding.

OPTIONS AND WARRANTS

As of May 12, 2008, the Company had 67,500 options and 1,474,114 warrants outstanding. The options are exercisable, details of which are more particularized below:-

Item	Quantity	Exercise Price	Expiration Date
Option 1	22,500	$6.83	June 27, 2010
Option 2	22,500	$7.94	July 5, 2011
Option 3	22,500	$7.01	September 4, 2011
Warrant 1	69,444	$18.00	March 20, 2009
Warrant 2	86,806	$14.40	March 20, 2009
Warrant 3	1,317,864	$8.8527	February 15, 2009

DEBT SECURITIES

On February 1, 2008, the Company entered into a Securities Purchase Agreement with two institutional investors (the “Securities Purchase Agreement”). At the February 15, 2008 closing pursuant to the Securities Purchase Agreement, the Company issued and sold to the two institutional investors senior convertible notes (the "Senior Convertible Notes") with an aggregate original principal amount of $35,000,000 plus warrants to purchase an aggregate of 1,317,684 shares of the Company's common stock. In consideration for the issuance of the Senior Convertible Notes and warrants, the Company received $35,000,000 in cash from the institutional investors -- $17,500,000 directly at the closing, and $17,500,000 which was delivered to the Company from an escrow account on April 11, 2008 following the consummation of the Acquisition.

The Senior Convertible Notes are unsecured and are convertible into common stock at a conversion price of $8.8527 per share, subject to possible downward adjustments, including a semiannual reset (but the reset not to be to below $7.0822 per share) based on the Company's stock price. Subject to earlier redemption in circumstances that include default, change of control, or extreme stock price levels, the Senior Convertible Notes will mature five years after the closing; the investors also have a direct redemption right on the second and third anniversaries of the closing. The Senior Convertible Notes are convertible at the holders' option; also, semiannually, the Company can force conversion of a portion of the Senior Convertible Notes if the Company’s stock price attains certain levels. The Senior Convertible Notes will bear interest at an annual rate increasing over time from 3% to 5%; if the Senior Convertible Notes are repaid or redeemed rather than being converted, the Company must make an additional make-whole payment which, together with interest already paid, will equate to gross interest of up to 13% .

The Company made several covenants in favor of the holders of the Senior Convertible Notes, including covenants which restrict the Company’s ability to repurchase Common Stock or to pay cash dividends on Common Stock.

The Company also carries customary commercial indebtedness, which also has such covenants.

Dissenters’ rights

Under Delaware law, stockholders are not entitled to dissenters’ rights with respect to the Acquisition contemplated by this Proposal 1.

Vote required

Under Nasdaq Rule 4350, the minimum vote which will constitute stockholder approval shall be a majority of the total votes cast on this Proposal 1. These votes may be cast in person, by proxy at a meeting of stockholders or by written consent in lieu of a special meeting to the extent permitted by applicable state and federal law and rules (including interpretations thereof), including, without limitation, SEC Regulations 14A and 14C. The 1,170,000 shares of the 3,023,542 shares issued to Wiselink, a company controlled by Mr. Hanlin Chen, on April 22, 2008 as part of the Acquisition will not be voted on this Proposal 1.

The Board of Directors recommends a vote “for” the issuance of 1,853,542 shares of the Company’s outstanding shares as the remaining Consideration to be paid in connection with the acquisition of 35.5% equity interest in Jingzhou Henglong by Great Genesis, a wholly-owned subsidiary of the Company, for a total consideration of US$32,090,000.

PROPOSAL 2 — ELECTION OF DIRECTORS

At the Annual Meeting, the stockholders will vote on the election of five directors to serve for a one-year term until the 2009 annual meeting of stockholders and until their successors are elected and qualified. The Board of Directors has unanimously approved the nomination of Hanlin Chen, Qizhou Wu, Robert Tung, Dr. Haimian Cai and William E. Thomson for election to the Board of Directors. The nominees have indicated that they are willing and able to serve as directors. If any of these individuals becomes unable or unwilling to serve, the accompanying proxy may be voted for the election of such other person as shall be designated by the Board of Directors. The Directors will be elected by a plurality of the votes cast, in person or by proxy, at the Annual Meeting, assuming a quorum is present. Stockholders do not have cumulative voting rights in the election of directors.

The Board of Directors recommends a vote “for” the election of Hanlin Chen, Qizhou Wu, Robert Tung, Dr. Haimian Cai and William E. Thomson as directors.

       Unless otherwise instructed, it is the intention of the persons named in the accompanying proxy card to vote shares represented by properly executed proxy cards for the election of Hanlin Chen, Qizhou Wu, Robert Tung, Dr. Haimian Cai and William E. Thomson.

PROPOSAL 3 — RATIFICATION OF INDEPENDENT AUDITORS

       At the Annual Meeting, the stockholders will be asked to ratify the appointment of Schwartz Levitsky Feldman LLP as the Company’s independent auditors for the fiscal year ending December 31, 2008. Representatives of Schwartz Levitsky Feldman LLP are expected to be present at the Annual Meeting and will have the opportunity to make statements if they desire to do so. Such representatives are also expected to be available to respond to appropriate questions.

The Board of Directors recommends a vote “for” the ratification of the appointment of Schwartz Levitsky Feldman LLP as the Company’s independent auditors for the fiscal year ending December 31, 2008.

INCORPORATION BY REFERENCE

The SEC allows the Company to “incorporate by reference” information into this proxy statement, which means that the Company can disclose important information to you by referring you to other documents that we have filed separately with the SEC and delivered to you with the copy of this proxy statement. The information incorporated by reference is deemed to be part of this proxy statement. This proxy statement incorporates by reference the following documents:-

(i) the financial statements of the Company as contained in the Company’s annual report on Form 10-K filed by the Company on March 25, 2008, which is being mailed to all stockholders in connection with the annual meeting; and

(ii) Current Report on Form 8-K/A filed with the SEC by the Company on May 8, 2008, which contains financial statements and auditors’ consent in connection with the Acquisition. The Form 8-K/A is attached to this proxy statement as Exhibit A and is incorporated by reference herein.

OTHER MATTERS

       As of the time of preparation of this proxy statement, neither the Board of Directors nor management intends to bring before the meeting any business other than the matters referred to in the Notice of Annual Meeting and this proxy statement. If any other business should properly come before the meeting, or any adjournment thereof, the persons named in the proxy will vote on such matters according to their best judgment.

STOCKHOLDER PROPOSALS FOR 2009 ANNUAL MEETING

      Under the rules of the Securities and Exchange Commission, stockholders who wish to submit proposals for inclusion in the proxy statement of the Board of Directors for the 2009 Annual Meeting of Stockholders must submit such proposals so as to be received by the Company at No. 1 Henglong Road, Yu Qiao Development Zone, Shashi District, Jing Zhou City, Hubei Province, People's Republic of China, on or before January 26, 2009. In addition, if the Company is not notified by the secretary of the Company of a proposal to be brought before the 2009 Annual Meeting by a stockholder on or before April 10, 2009, then proxies held by management may provide the discretion to vote against such proposal even though it is not discussed in the proxy statement for such meeting.

By Order of the Board of Directors
Chen Hanlin Chairman

Hubei, People's Republic of China
May 26, 2008

YOUR VOTE IS IMPORTANT!

      WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND MAIL PROMPTLY THE ACCOMPANYING PROXY CARD IN THE ENCLOSED RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THIS WILL ENSURE THE PRESENCE OF A QUORUM AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY SENT IN YOUR PROXY CARD.

EXHIBITS

Exhibit A       Current Report on Form 8-K/A filed with the SEC on May 8, 2008.

China Automotive Systems, Inc.

Proxy Solicited by the Board of Directors
for the Annual Meeting of Stockholders
to be Held June 26, 2008

The undersigned hereby appoints Hanlin Chen and Qizhou Wu or any one of them with full power of substitution, proxies to vote at the Annual Meeting of Stockholders of China Automotive Systems, Inc. (the “Company”) to be held on June 26, 2008 (Thursday) at 10 am, local time, and at any adjournment thereof, hereby revoking any proxies heretofore given, to vote all shares of Common Stock of the Company held or owned by the undersigned as directed on the reverse side of this proxy card, and in their discretion upon such other matters as may come before the meeting.

1.   To approve the issuance of 1,853,542 shares of the outstanding shares of the Company as the remaining consideration to be paid in connection with the acquisition of 35.5% equity interest in Jingzhou Henglong Automotive Parts Co., Ltd. by Great Genesis Holdings Limited, a wholly-owned subsidiary of the Company.

☐ For	☐ Against	☐ Abstain

  2.   To elect Hanlin Chen, Qizhou Wu, Robert Tung, Dr. Haimian Cai and William E. Thomson as directors, to hold office until the 2009 Annual Meeting of Stockholders and until their successors are elected and qualified, the nominees listed below:

☐	FOR All nominees listed (except as indicated below)	☐	WITHHOLD AUTHORITY to vote (as to all nominees)

To withhold authority to vote for any individual nominee, write the nominee’s name on the line provided below.

  3.   To ratify the appointment of Schwartz Levitsky Feldman LLP as the Company’s independent auditors for the fiscal year ending December 31, 2008.

☐ For	☐ Against	☐ Abstain

D-21

The Board recommends that you vote FOR the above proposals. This proxy, when properly executed, will be voted in the manner directed above. WHEN NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ABOVE PROPOSALS. This proxy may be revoked by the undersigned at any time, prior to the time it is voted by any of the means described in the accompanying proxy statement.

Signature(s) of Stockholder(s)

Date and sign exactly as name(s) appear(s) on this proxy. If signing for estates, trusts, corporations or other entities, title or capacity should be stated. If shares are held jointly, each holder should sign.

Date:___________, 2008

PLEASE COMPLETE, DATE AND SIGN THIS PROXY
AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

D-22